Exhibit 10.1

[Boynton Beach, Florida]
[Delray, Florida]
 [Jacksonville, Florida]
[Cleveland, Ohio]
[Houston, Texas]
[San Antonio, Texas]
[Victoria, Texas]

FOURTH AMENDMENT TO MASTER LEASE
(Phase I)

                    THIS FOURTH AMENDMENT TO MASTER LEASE (PHASE I) (this “Amendment”) is made and entered into as of this ______ day of July, 2004 (the “Effective Date”), by and between HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (“HCP”) and TEXAS HCP HOLDING, L.P., a Delaware limited partnership (collectively, as their interests may appear, “Lessor”), on the one hand, and ARC RICHMOND HEIGHTS, LLC, a Tennessee limited liability company, ARC BOYNTON BEACH, LLC, a Tennessee limited liability company, ARC DELRAY BEACH, LLC, a Tennessee limited liability company, ARC VICTORIA, L.P., a Tennessee limited partnership, ARC CARRIAGE CLUB OF JACKSONVILLE, INC., a Tennessee corporation, ARC SHAVANO, L.P., a Tennessee limited partnership and ARC POST OAK, L.P., a Tennessee limited partnership (collectively and jointly and severally, “Lessee”), on the other hand, and ARCPI HOLDINGS, INC., a Delaware corporation (“Guarantor”).

RECITALS

                    A.        Lessor is the “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease dated March 29, 2002 (the “Original Lease”), as amended by that certain First Amendment to Lease dated September 30, 2002 (the “First Amendment”), that certain Second Amendment to Lease dated February 28, 2003 (the “Second Amendment”) and that certain Third Amendment to Lease dated September 23, 2003 (the “Third Amendment”). The Original Lease, as amended by the First Amendment, Second Amendment and Third Amendment, shall be referred to herein, collectively, as the “Lease.” The Lessee’s obligations under the Lease are guaranteed by Guarantor pursuant to a written Guaranty of Obligations dated as of March 29, 2002 (as the same has been amended and reaffirmed from time to time in accordance with the terms thereof, the “Guaranty”). Lessor, Lessee and certain Affiliates of each are also parties to that certain Forbearance and Limited Waiver Agreement (Regarding Insurance) dated as of January 1, 2004 with respect to the Lease and certain other agreements.

                    B.        The Lease covers the “Leased Property” of four (4) separate assisted living facilities located in Cleveland, Ohio, Delray, Florida, Boynton Beach, Florida and San Antonio, Texas, two (2) separate congregate care facilities located in Houston, Texas, and Jacksonville, Florida, and one (1) mixed congregate care and assisted living facility located in Victoria, Texas, all as more particularly described in the Lease.

                    C.        HCP and Guarantor are also parties to that certain Master Agreement of even date herewith (the “Master Agreement”), pursuant to which HCP and Guarantor have agreed to cause certain transactions to be consummated, including this Amendment, all as more particularly described therein and in the other “Transaction Documents” (as defined in the Master Agreement).

                    D.        In connection with the transactions contemplated by the Master Agreement and the other Transaction Documents, Lessor and Lessee desire to amend the Lease as set forth herein.

                    E.        Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Lease.

AMENDMENT

                    IN CONSIDERATION OF the foregoing recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

                    1.       Modifications to Certain Provisions of the Lease. Effective as of the Effective Date, the Lease shall be amended and supplemented in the following particulars:

                              (a)     New Definitions. Except as otherwise expressly provided or unless the context otherwise requires, for all purposes of the Lease, as hereby amended, the terms defined in this Section 1(a) shall have the meanings assigned to them as provided below and shall be added to Article II of the Lease to read, in their entireties, as follows:

                              Master Agreement. As defined in the Recitals of this Amendment.

Phase III Lease. As defined in the Master Agreement (as the same may be amended, modified and/or amended and restated).

                              (b)     Events of Default. The following is hereby added as a new Section 16.1(w) of the Lease:

                              “(w)   any default beyond any applicable cure periods under the Phase III Lease.”

                              (c)     Financial Statements. Sections 25.1.2(a), (b) and (c) of the Original Lease shall be amended to read, in their entireties, as follows:

                   “(a)     (i) within twenty (20) days after the end of each calendar quarter, unaudited balance sheets and statements of income of Lessee, ARCPI and its consolidated Subsidiaries, and ARC and its consolidated Subsidiaries as of the end of such calendar quarter, (ii) when available, following the end of each calendar quarter, unaudited changes in common stock and other stockholders’ equity and statements of cash flows of ARC and its consolidated Subsidiaries and (iii) within ninety (90) days after the end of Lessee’s, ARCPI’s and ARC’s fiscal years, (A) a copy of the unaudited balance sheets of Lessee, and audited consolidated balance sheets of ARCPI and its consolidated Subsidiaries and ARC and its consolidated Subsidiaries as of the end of such fiscal year, (B) related audited consolidated statements of income, changes in common stock and other stockholders’ equity and statement of cash flows of ARCPI and its consolidated Subsidiaries and ARC and its consolidated Subsidiaries for such fiscal year, and (C) related unaudited statements of income of Lessee, in all cases prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved (such audited consolidated financial statements of ARC and ARCPI to be certified by nationally recognized certified public accountants);

                   “(b)     within ninety (90) days after the end of each of Lessee’s, ARCPI’s and ARC’s fiscal years, and together with the annual audit report furnished in accordance with clause (a) above, an Officer’s Certificate stating that to the best of the signer’s knowledge and belief after making due inquiry, Lessee is not in default in the performance or observance of any of the terms of this Lease, or if Lessee shall be in default, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same;

                   “(c)     within thirty (30) days after the end of each of the first twelve (12) months of the Term and the last eighteen (18) months of the Term, all consolidated financial reports that Lessor may reasonably request containing, among other things, detailed statements of income and detailed operational statistics regarding occupancy rates, patient and resident mix and patient and resident rates by type for each Facility; and otherwise within thirty (30) days after the end of each of Lessee’s quarters, all quarterly consolidated financial reports Lessor may reasonably request containing, among other things, detailed statements of income and detailed operational statistics regarding occupancy rates, patient and resident mix and patient and resident rates by type for each Facility;”

                              (d)     Sections 48.1(dd) and (ee). Section 5 of the First Amendment deleted Sections 47.1(dd) and (ee); the references to such sections should have been to Sections 48.1(dd) and (ee).  Sections 48.1(dd) and (ee) are deleted in their entirety.

                    2.       Consent and Reaffirmation of Guarantor. Guarantor hereby (a) consents to this Amendment, and (b) re-affirms its obligations under the Guaranty and agrees that the same extends to the Lease, as hereby amended.

                    3.       Reaffirmation of Master Lease. Lessor and Lessee hereby acknowledge, agree and reaffirm that the Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement.

                    4.       Governing Law. THIS AMENDMENT WAS NEGOTIATED IN THE STATE OF CALIFORNIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY.  ACCORDINGLY, IN ALL RESPECTS THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD OF PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                    5.       Full Force and Effect; Counterparts; Facsimile Signatures. Except as hereby amended, the Lease shall remain in full force and effect.  This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

[SIGNATURE PAGE FOLLOWS]

                    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

WITNESS	“Lessor”

HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation

Witness

By:

Title:

Witness

TEXAS HCP HOLDING, L.P., a Delaware limited partnership

Witness	By:	Texas HCP G.P., INC., a Delaware corporation, its sole General Partner

Witness		By:

Title:

[Signature pages continue]

WITNESS	“Lessee”

ARC RICHMOND HEIGHTS, LLC, a Tennessee limited liability company
ARC DELRAY BEACH, LLC, a Tennessee limited liability company
Witness	ARC BOYNTON BEACH, LLC, a Tennessee limited liability company
ARC CARRIAGE CLUB OF JACKSONVILLE, INC., a Tennessee corporation
Witness

By:

Title:

ARC VICTORIA, L.P., a Tennessee limited partnership

	By:	ARC Homewood Victoria, Inc., a Tennessee corporation, its general partner
Witness

By:

Title:
Witness

ARC POST OAK L.P., a Tennessee limited partnership

Witness	By:	ARC Hampton Post Oak, Inc., a Tennessee corporation, its general partner

By:
Witness
Title:

ARC SHAVANO, L.P., a Tennessee limited partnership

Witness	By:	ARC Shavano Park, Inc., a Tennessee corporation, its general partner

By:
Witness
Title:

[Signature pages continue]

WITNESS	“Guarantor”

ARCPI HOLDINGS, INC., a Delaware corporation

Witness
By:

Title:

Witness